UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22862

SEI Insurance Products Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item 1.	Reports to Stockholders.

December 31, 2015

ANNUAL REPORT

SEI Insurance Products Trust

•	VP Defensive Strategy Fund

•	VP Conservative Strategy Fund

•	VP Moderate Strategy Fund

•	VP Market Plus Strategy Fund

•	VP Balanced Strategy Fund

•	VP Market Growth Strategy Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

December 31, 2015

To Our Shareholders

Our outlook for financial markets in 2015 was proven largely accurate as energy-sector volatility spread amid continued oil-price weakness; central-bank policies diverged in the face of disinflationary pressures as the Federal Reserve (Fed) commenced rate increases while the European Central Bank (ECB), Bank of Japan and People’s Bank of China deepened their commitments to accommodation, ultimately reinforcing the strong U.S. dollar-weak commodities prices dynamic; and international developed-market equities showed promise relative to U.S. stocks.

Geopolitical Events

Severe unrest continued in certain areas of the Middle East, driven by the opposing and overlapping interests of Islamic State, the Syrian regime, Syrian nationalists, Kurdish forces and the Iraqi military. Regional superpowers Iran, Saudi Arabia and Turkey also applied varying degrees of indirect influence, while broader involvement escalated with Russia’s commitment of airpower in the fall and, following a series of attacks across the globe by religious extremists, a redoubled coalition of Western powers targeting Islamic State. While the conflict that originated in Syria and Iraq appears to have influenced destabilizing events elsewhere in the Middle East and Northern Africa, and taken a terrible human toll, it has not had a significant impact on global markets or the economy. Quite the opposite, in fact; the price of oil continued to fall despite severe regional instability.

Oil-price weakness remained primarily attributable to oversupply; OPEC’s early December meeting yielded no production cuts, Congress approved the restoration of U.S. oil exports in mid-December and Iran’s multi-lateral agreement on the scope of its nuclear program has paved the way for its post-sanction return as a major low-cost oil supplier.

Economic Performance

In the U.S., a modest contraction in the first quarter of 2015 could be attributed partially to seasonal slowdown effects. Second-quarter growth bordered on impressive, due in large part to strong consumer activity; both retail sales and consumer spending measures registered significant spikes in May. The pace of growth essentially halved during the third quarter on modest inventory restocking amid slow sales and lackluster export activity. The labor market benefitted from consistent improvement as the unemployment rate declined steadily to 5% in October and held there; the percentage of Americans participating in the labor force edged down for most of the year, but began to rise slowly late in the year. The Fed raised the federal funds rate in mid-December for the first time since 2006, leaving behind a near-zero-interest-rate stance that had been in place since late 2008.

Europe succeeded in cultivating steady, albeit low, economic growth over the course of 2015. The ECB’s expansion of an asset-purchase program at the start of the Funds’ fiscal year served as an impetus for the chain reaction of central-bank loosening measures and resulting shifts in the foreign-exchange market. Subsequent assurances were given by the ECB that it would not prematurely conclude its program, and that it would support additional expansion if deteriorating conditions warranted. The eurozone also contended with negotiations on the restructuring of Greek public-debt obligations that set Greece’s ruling Syriza Party against other euro-member states, the ECB and the International Monetary Fund during the first and second quarters of 2015.

In the Asia-Pacific region, Japan’s economy began 2015 on the ascent, but reversed course with a small contraction during the second quarter. A revision to third-quarter GDP toggled conditions from a second, small contraction (and thus a technical recession) to modest growth territory. While the yen weakened early in the Funds’ fiscal year, it remained in a relatively tight range (with the exception of temporary further weakening during the summer of 2015) despite the Bank of Japan’s ongoing asset-purchase program and zero-interest-rate policy. China, meanwhile, experienced steadily declining growth, albeit from levels considerably higher than most other economies. The People’s Bank of China loosened its monetary policy stance, reducing benchmark interest rates and bank-reserve requirement ratios at multiple points during the year. The government’s decision to peg the renminbi (RMB) to a basket of currencies instead of just the U.S. dollar and the RMB’s decline against the U.S. dollar during the third quarter of 2015 had more significant global repercussions — especially given its implications for a potential rebalancing of global trade and uncertainty about potential future actions.

SEI Insurance Products Trust / Annual Report / December 31, 2015	1

LETTER TO SHAREHOLDERS

December 31, 2015

Market Developments

Financial markets began 2015 on generally positive footing as U.S. dollar strength continued on the expectation of tighter Fed policy, which weighed on a long list of other currencies around the globe. Risk assets came under pressure in late spring as China’s mainland stock exchanges gave back a significant portion of their recent gains, with more severe declines in late summer when China moderately devalued its currency. As the year came to a close, the questionable health of U.S. energy companies given a persistent multi-year oil-price decline raised concerns among high-yield bond investors, which resulted in a sharp selloff that likely discouraged equity investors and kept a lid on performance at year end. Fourth-quarter earnings for domestically-oriented companies have been strong outside of the energy and commodities space, however, providing rationale for a cautiously optimistic outlook.

The foreign-exchange dynamics that defined the year’s outset were set off by the Swiss National Bank’s depegging of the franc in anticipation of the ECB’s expanded quantitative-easing measures. The action accelerated from there, with a streak of unplanned central-bank loosening measures occupying much of the first two months of 2015. China’s decision to devalue the renminbi in late August was arguably the most significant currency surprise of the year; choppy and opaque implementation coupled with limited commitment to a market-determined exchange rate has not engendered a great deal of confidence in the ability of China’s leadership to manage market pressures effectively. The U.S. dollar ended the year more than 10% higher against a trade-weighted basket of currencies.

For the full-year 2015, the MSCI All-Country World Index, a proxy for global equities, fell 2.36% in U.S. dollar terms (though performance was generally better in local currencies). The MSCI All Country World ex US Index fell by 5.66%, more than double the decline of its U.S.-inclusive counterpart. Emerging-market equity returns were deeply negative in dollar terms, with the MSCI Emerging Markets Index falling by 14.92%. Japan, however, performed exceptionally well, with the MSCI Japan Index delivering 9.57% for the full year.

U.S. markets were saved by the dividend, as the S&P 500 returned 1.38% when dividends were included but lost 0.7% on a price return basis. A trend toward concentrated U.S. equity market leadership repeated itself, this time driven primarily by outsized returns among a small group of large name-brand technology stocks, while the majority of remaining stocks struggled. The favor showed to this select group propelled growth stocks, with the Russell 1000 Growth Index advancing by 5.67% while the Russell 1000 Value Index declined by 3.83%. U.S. large caps (represented by the Russell 1000), continued to outpace small caps, (represented by the Russell 2000), delivering 0.92% and -4.41%, respectively.

Defensive and less-cyclically-sensitive equity sectors, which typically exhibit lower volatility in challenging market environments compared to cyclically-sensitive sectors, delivered positive returns (both in the U.S. and globally). The consumer sectors, healthcare and information technology led; energy and materials lagged. Accordingly, low- and managed-volatility investment strategies were notable outperformers over the full year as would be expected.

Global fixed-income, as measured by the Barclays Global Aggregate Bond Index, declined 3.15% in dollar terms. U.S. Treasurys, as well as mortgage-backed and asset-backed securities, delivered positive returns in 2015 despite facing headwinds late in the year amid rising interest-rate expectations. U.S. investment-grade corporate debt produced negative returns, and the high-yield market swooned. The BofA Merrill Lynch US High Yield Constrained Index fell by 4.61% over the full year, delivering more than half of its full-year decline in December as concerns about distressed energy debt intensified.

Emerging-market debt delivered the most deeply negative performance among fixed-income market segments, but the decline was limited to local-currency bonds, largely a casualty of dollar strength. The JP Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, fell by 14.92%; while the JP Morgan EMBI Global Diversified Index, which tracks foreign-currency-denominated debt, advanced by 1.18% for the full year.

The persistent combination of subdued inflation and U.S. dollar strength continued to challenge inflation-sensitive assets such as Treasury Inflation Protected Securities and commodities. The latter were hit especially hard, with the price for a barrel of West Texas Intermediate crude oil declining by roughly 30% during 2015. Industrial metals did not fare much better; aluminum declined by about 22% while copper fell by 25%.

2	SEI Insurance Products Trust / Annual Report / December 31, 2015

LETTER TO SHAREHOLDERS

December 31, 2015

Our View

We continue to expect equities to outperform fixed income this year. Although opportunities appeared to be more promising in developed international equities other than the U.S. at the end of 2015, recent market dynamics have brought valuations more into line — Japan, however, continues to sell at attractive valuations. While the eurozone economy should continue to be supported by ECB policy, new risks have materialized in the region, including an immigration crisis, the risk that Britain will leave the European Union, and concerns about Italy’s banking system and the health of some periphery countries.

U.S. stock-market valuations were elevated at the end of 2015 but have come down to more reasonable levels as a result of the recent selloff. Economic fundamentals, like low interest rates and energy prices, should remain supportive. We expect a continuation of the slow-growth scenario that has played out in recent years. Japan benefits from similar fundamentals, along with lower stock-market valuations, an accommodative central bank, improving corporate governance and a more competitive currency.

We believe there is good reason to expect equities to show some resilience once they have adjusted to the start of Fed tightening cycle. Fed policy is likely to remain benign relative to past tightening cycles, and the yield curve is far from inversion. The U.S. economy is certainly not at risk of overheating, so there is no precedent for rate hikes to come in quick succession. As such, we continue to prefer a strategy of “buying on the dip” selectively this year.

Within fixed-income markets, commodity-related weakness and the Fed’s commencement of rate increases have the potential to remain sources of both caution and opportunity in 2016. Like last year, we expect these conditions to favor active management. Within the stability-focused SIPT Funds (Defensive, Conservative and Moderate), we chose to close a tactical overweight to credit (via the SIMT Enhanced Income Fund) and corresponding underweight to government securities (via the SDIT Short-Duration Government Fund) during the third quarter based on a desire to upgrade the Funds’ liquidity profiles and the view that market action had created more attractive opportunities elsewhere, most notably in currency and regional equity markets.

Specifically, we established a tactical long U.S. dollar versus short euro position within the stability-focused SIPT Funds during the third quarter given the widening divergence between Fed and ECB policies.

Finally, we updated the strategic allocations of the growth-focused SIPT Funds (Balanced, Market Growth and Market Plus) during the third quarter to include the SIMT Dynamic Asset Allocation Fund (the DAA Fund) by reducing the allocation to the SIMT U.S. Large Cap Fund. This change is intended to improve overall risk-adjusted returns and should enhance the alignment of active portfolio tilts with SEI’s views. While we believe that strategic asset allocation is the key driver of long-term investment returns, markets can be relatively inefficient over shorter time horizons. The DAA Fund presents the opportunity to modestly tilt portfolios for potential return-enhancement or risk-reduction purposes. Further, the DAA Fund’s baseline underlying exposure is held in large-capitalization U.S. equities, so it can seamlessly replace part of the U.S. large-cap allocation without impacting the overall strategic asset allocation.

Sincerely,

Jim Smigiel

Managing Director, Portfolio Strategies Group

SEI Insurance Products Trust / Annual Report / December 31, 2015	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2015

VP DEFENSIVE STRATEGY FUND

I. Objective

The VP Defensive Strategy Fund (the Fund) seeks to manage risk of loss while providing current income and opportunity for limited capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2015, the Fund’s Class III shares returned -0.50%. The Fund’s primary broad-based benchmark, the Barclays U.S. Aggregate Index, returned 0.55%.

IV. Fund Attribution

With the exception of commodities, emerging markets and high-yield debt, many asset classes were essentially flat in 2015. As a result, most of the Fund’s underlying allocations had a muted impact on absolute performance.

Two of the underlying Funds, SIMT Multi-Asset Inflation and SIMT High Yield, were the primary detractors from the Fund’s absolute return. The SIMT Real Return Fund had a slightly negative impact. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took a toll on inflation-sensitive assets and investment strategies. The remaining underlying Funds — with the exception of the SIMT Global Managed Volatility Fund, which was the largest contributor to the Fund’s absolute return — produced slightly positive returns. The SIMT Global Managed Volatility Fund benefitted from investors’ desires for lower-volatility stocks in an increasingly risk-averse environment. As noted in the shareholder letter, lower-volatility global equities were notable outperformers over the full year.

The Fund’s largest allocations, which were also additive, were the SDIT Short-Duration Government, SLAT Prime Obligation and SIMT Multi-Asset Capital Stability Funds. The first two Funds benefitted from a benign environment for short-term interest rates, as the Federal Reserve delayed raising interest rates until December, while the SIMT Multi-Asset Capital Stability Fund gained from bond positioning and a relatively-low exposure to riskier assets.

A tactical tilt to short-duration credit (SDIT Enhanced Income Fund) and away from short-duration governments (SDIT Short-Duration Government Fund) was reversed during the third quarter of 2015. This positioning had a marginally positive impact on returns in 2015. A tactical position in the U.S. dollar against the euro, initiated during the third quarter, had a slightly positive impact. The Fund used currency forwards to establish the short euro, long U.S. dollar position.

The primary detractors from benchmark-relative returns were the Fund’s allocations to the SIMT Multi-Asset Inflation Managed, SIMT High Yield Bond and SDIT Short-Duration Government Funds. As noted in the enclosed shareholder letter, inflation-sensitive assets and riskier credits performed rather poorly in 2015 on growth- and energy-related concerns, while the Barclays U.S. Aggregate Bond Index produced slightly positive returns. In addition, it is not uncommon for short-duration government paper to underperform a broad credit index like the Barclays U.S. Aggregate Bond Index. The primary contributor to relative returns was the SIMT Global Managed Volatility Fund, as lower-volatility stocks produced positive returns, attributable to heightened risk aversion in equity markets.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

4	SEI Insurance Products Trust / Annual Report / December 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2015

VP DEFENSIVE STRATEGY FUND (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Inception to Date
VP Defensive Strategy Fund, Class II	-0.27%	0.86%
VP Defensive Strategy Fund, Class III	-0.50%	0.57%
S&P 500 Index	1.38%	11.03%
Barclays US Aggregate Index	0.55%	2.92%
Barclays 1-3 Year US Government/Credit Index	0.65%	0.73%
Barclays 1-3 Month US Treasury Bill Index	0.03%	0.04%

Comparison of Change in the Value of a $10,000 Investment in the VP Defensive Strategy, Class II and Class III, versus the S&P 500 Index, the Barclays US Aggregate Index the Barclays 1-3 Year US Government/ Credit Index, and the Barclays 1-3 Month US Treasury Bill Index.

1	For the period ended December 31, 2015. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2015	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2015

VP Conservative Strategy Fund

I. Objective

The VP Conservative Strategy Fund (the Fund) seeks to manage risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2015, the Fund’s Class III shares returned -0.49%. The Fund’s primary broad-based benchmark, the Barclays U.S. Aggregate Index, returned 0.55%.

IV. Fund Attribution

With the exception of commodities, emerging markets and high-yield debt, many asset classes were essentially flat in 2015. As a result, many of the Fund’s underlying allocations had a muted impact on absolute performance.

Three of the underlying Funds, SIMT Multi-Asset Inflation, SIMT High Yield and SIT Emerging Markets Debt, were the primary detractors from the Fund’s absolute return. The SIMT Real Return Fund was slightly negative. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies as well as energy companies’ and emerging-market debt and equity securities. The largest contributor to the Fund’s absolute return was the SIMT Global Managed Volatility Fund, which benefitted from investors’ desires for lower-volatility stocks in an increasingly risk-averse environment. As noted in the shareholder letter, lower-volatility global equities were notable outperformers over the full year. All other Funds produced slightly positive returns.

The Fund’s largest allocations, which were also beneficial, were the SIMT Multi-Asset Capital Stability, SDIT Short-Duration Government and SLAT Prime Obligation Funds. The latter two benefitted from a benign environment for short-term interest rates, as the Federal Reserve delayed raising interest rates until December, while the Capital Stability Fund gained from bond positioning and a relatively-low exposure to riskier assets.

A tactical tilt to short-duration credit (SDIT Enhanced Income Fund) and away from short-duration governments (SDIT Short-Duration Government Fund) was reversed during the third quarter of 2015. This positioning had a marginally positive impact on returns in 2015. A tactical position in the U.S. dollar against the euro, initiated during the third quarter, also had a slightly positive impact.

The primary detractors from benchmark-relative returns were the Fund’s allocations to the SIMT Multi-Asset Inflation Managed, SIMT High Yield Bond and SIT Emerging Markets Debt Funds. As noted in the enclosed shareholder letter, inflation-sensitive assets and riskier credits performed rather poorly in 2015 on growth- and energy-related concerns, while the Barclays U.S. Aggregate Index produced slightly positive returns. The primary contributor to benchmark-relative returns was the SIMT Global Managed Volatility Fund, as lower-volatility stocks produced positive returns, attributable to heightened risk aversion in equity markets. The SIMT U.S. Managed Volatility Fund had had a slightly additive effect due to similar dynamics (of lesser magnitude) in U.S. equity markets.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

6	SEI Insurance Products Trust / Annual Report / December 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2015

VP Conservative Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Inception to Date
VP Conservative Strategy Fund, Class II	-0.26%	2.05%
VP Conservative Strategy Fund, Class III	-0.49%	1.76%
S&P 500 Index	1.38%	11.03%
Barclays US Aggregate Index	0.55%	2.92%
Barclays 1-3 Month US Treasury Bill Index	0.65%	0.73%
Barclays Capital 1-3 Month U.S. Treasury Bill Index	0.03%	0.04%

Comparison of Change in the Value of a $10,000 Investment in the VP Conservative Strategy, Class II and Class III, versus the S&P 500 Index , the Barclays US Aggregate Index, the Barclays 1-3 Year US Government/ Credit Index, and the Barclays 1-3 Month US Treasury Bill Index.

1	For the period ended December 31, 2015. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2015	7

SEI INSURANCE PRODUCTS TRUST

December 31, 2015

VP Moderate Strategy Fund

I. Objective

The VP Moderate Strategy Fund (the Fund) seeks to provide capital appreciation while managing the risk of loss.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2015, the Fund’s Class III shares returned -1.23%. The Fund’s primary broad-based benchmark, the Barclays U.S. Aggregate Index, returned 0.55%.

IV. Fund Attribution

With the exception of commodities, emerging markets and high-yield debt, many asset classes were essentially flat in 2015. As a result, several of the Fund’s underlying allocations had a muted impact on absolute performance.

Four of the underlying Funds, SIMT Multi-Asset Accumulation, SIMT Multi-Asset Inflation, SIMT High Yield and SIT Emerging Markets Debt, were the primary detractors from the Fund’s absolute return. The SIMT Real Return and SIMT Large Cap Funds had a slightly negative impact. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took their toll on inflation-sensitive assets and investment strategies as well as energy companies’ and emerging-market debt and equity securities. These factors, in concert with concerns of slowing global growth (especially in China), created significant headwinds for the SIMT Multi-Asset Accumulation and SIMT Multi-Asset Inflation Funds.

A tactical tilt to short-duration credit (SDIT Enhanced Income Fund) and away from short-duration governments (SDIT Short-Duration Government Fund) was reversed during the third quarter of 2015. This positioning did not impact on returns in 2015. A tactical position in the U.S. dollar against the euro was exited in the first half of the year and reinstated during the third quarter after a strong rally in the euro. Together, these trades had a slightly positive impact on returns.

The primary detractors from benchmark-relative returns were the Fund’s allocations to the SIMT Multi-Asset Accumulation, SIMT Multi-Asset Inflation Managed, SIMT High Yield Bond and SIT Emerging Markets Debt Funds. As noted in the enclosed shareholder letter, inflation-sensitive assets, U.S. high yield and emerging-market credits performed rather poorly in 2015 on growth- and energy-related concerns. The primary contributor to relative returns was the SIMT Global Managed Volatility Fund, which gained from heightened risk aversion in equity markets. The SIMT U.S. Managed Volatility Fund had had a slightly positive effect due to similar dynamics (of lesser magnitude) in U.S. equity markets.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Inception to Date
VP Moderate Strategy Fund, Class II	-1.00%	2.88%
VP Moderate Strategy Fund, Class III	-1.23%	2.59%
S&P 500 Index	1.38%	11.03%
Barclays US Aggregate Index	0.55%	2.92%
Barclays 1-3 Year Government/Credit Index	0.65%	0.73%
MSCI EAFE Index	-0.81%	-0.58%

8	SEI Insurance Products Trust / Annual Report / December 31, 2015

SEI INSURANCE PRODUCTS TRUST

December 31, 2015

VP Moderate Strategy Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the VP Moderate Strategy, Class II and Class III, versus the S&P 500 Index, the Barclays US Aggregate Index, the Barclays 1-3 Year US Government/ Credit Index, and the MSCI EAFE Index.

1	For the period ended December 31, 2015. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2015	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2015

VP Market Plus Strategy Fund

I. Objective

The VP Market Plus Strategy Fund (the Fund) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2015, the Fund’s Class III shares returned -3.82%. The Fund’s primary broad-based benchmark, the S&P 500 Index, returned 1.38%.

IV. Fund Attribution

Four of the underlying Funds, SIMT Multi-Asset Accumulation, SIT Emerging Markets Debt, SIT Emerging Markets Equity and SIMT High Yield, were the primary detractors from the Fund’s absolute return. The SIMT Small Cap, SIMT Large Cap and SIMT Dynamic Asset Allocation Funds also had a negative impact. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took a toll on inflation-sensitive assets and investment strategies as well as energy companies’ and emerging-market debt and equity securities. The SIT International Equity Fund was the top contributor, assisted by improving growth outlooks in key developed markets outside the U.S.

The Fund’s largest allocations were to the SIMT U.S. Large Cap, SIMT Multi-Asset Accumulation and SIT International Equity Funds. The Multi-Asset Accumulation Fund’s commodity exposures detracted significantly, as prices of most commodities fell precipitously during the year, driven by a battle for global market share among oil producers and concerns about slowing global growth (especially in China). The U.S. Large Cap Fund had a slightly negative impact, while the International Equity Fund provided positive returns.

A tactical position in the U.S. dollar against the euro, which was exited in the first half of the year, had a positive impact on returns.

The primary detractors from benchmark-relative returns were the Fund’s allocations to the SIMT Multi-Asset Accumulation, SIT Emerging Markets Equity, SIT Emerging Markets Debt, SIMT High Yield, SIMT Large Cap, SIMT Small Cap and SIMT Dynamic Asset Allocation Funds. As noted in the enclosed shareholder letter, inflation-sensitive and emerging-market assets performed rather poorly in 2015 on growth- and energy-related concerns, resulting in underperformance of these asset classes against the S&P 500 Index. During the period, small-cap U.S. stocks lagged large-cap stocks resulting in the SIMT Large Cap Fund lagging the S&P 500 Index over the full year. The SIMT Dynamic Asset Allocation Fund, which was added in the third quarter of 2015, met with headwinds during the fourth quarter, due to bets on European and Japanese equities against U.S. stocks. The primary contributor to relative returns was the SIT International Equity Fund, which gained over the full year from an improving outlook in key developed economies outside of the U.S.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Inception to Date
VP Market Plus Strategy Fund, Class II	-3.59%	2.58%
VP Market Plus Strategy Fund, Class III	-3.82%	2.32%
S&P 500 Index	1.38%	11.03%
Barclays US Aggregate Index	0.55%	2.92%
MSCI EAFE Index	-0.81%	-0.58%

10	SEI Insurance Products Trust / Annual Report / December 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2015

VP Market Plus Strategy Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the VP Market Plus Strategy, Class II and Class III, versus the S&P 500 Index, the Barclays US Aggregate Index, the MSCI EAFE Index.

1	For the period ended December 31, 2015. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2015	11

SEI INSURANCE PRODUCTS TRUST

December 31, 2015

VP Balanced Strategy Fund

I. Objective

The VP Balanced Strategy Fund (the Fund) seeks capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2015, the Fund’s Class III shares returned -3.42%. The Fund’s primary broad-based benchmark, the Barclays U.S. Aggregate Index, returned 0.55%.

IV. Fund Attribution

With the exception of commodities, emerging markets and high-yield debt, many asset classes were essentially flat in 2015. As a result, some of the Fund’s underlying allocations had a muted impact on absolute performance.

Five of the underlying Funds, SIMT Multi-Asset Accumulation, SIMT Multi-Asset Inflation, SIMT High Yield, SIT Emerging Markets Debt and SIT Emerging Markets Equity, were the primary detractors from the Fund’s absolute return. The SIMT Small Cap, SIMT Dynamic Asset Allocation and SIMT Large Cap Funds also had a negative impact. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took a toll on inflation-sensitive assets and investment strategies as well as energy companies’ and emerging-market debt and equity securities. These factors, in concert with concerns over slowing global growth (especially in China), created significant headwinds for the SIMT Multi-Asset Accumulation and Multi-Asset Inflation Funds. The

SIT International Equity Fund was the top contributor during the period, assisted by improving growth outlooks in key developed markets outside of the U.S. The SIMT U.S. Fixed Income and SIMT Multi-Asset Income were slightly additive.

A tactical position in the U.S. dollar against the euro, which was exited in the first half of the year, had a positive impact on returns.

The primary detractors from benchmark-relative returns were the Fund’s allocations to the SIMT Multi-Asset Accumulation, SIT Emerging Markets Debt, SIT Emerging Markets Equity, SIMT High Yield and SIMT Multi-Asset Inflation Managed Funds. As noted in the enclosed shareholder letter, inflation-sensitive and emerging-market assets performed rather poorly in 2015 on growth- and energy-related concerns. The primary contributor to benchmark-relative returns was the SIT International Equity Fund, which gained over the full year from an improving outlook in key developed economies outside of the U.S.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Inception to Date
VP Balanced Strategy Fund, Class II	-3.20%	1.49%
VP Balanced Strategy Fund, Class III	-3.42%	1.25%
S&P 500 Index	1.38%	11.03%
Barclays US Aggregate Index	0.55%	2.92%
MSCI EAFE Index	-0.81%	-0.58%

12	SEI Insurance Products Trust / Annual Report / December 31, 2015

SEI INSURANCE PRODUCTS TRUST

December 31, 2015

VP Balanced Strategy Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the VP Balanced Strategy, Class II and Class III, versus the Barclays US Aggregate Index, the S&P 500 Index, and the MSCI EAFE Index.

1	For the period ended December 31, 2015. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2015	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2015

VP Market Growth Strategy Fund

I. Objective

The VP Market Growth Strategy Fund (the Fund) seeks capital appreciation while maintaining broad equity and fixed income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI Funds. These underlying SEI Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI Funds when it deems it appropriate. The underlying SEI Funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the year ended December 31, 2015, the Fund’s Class III shares returned -3.67%. The Fund’s primary broad-based benchmark, the S&P 500 Index, returned 1.38%.

IV. Fund Attribution

Five of the underlying Funds, SIMT Multi-Asset Accumulation, SIT Emerging Markets Equity, SIT Emerging Markets Debt, SIMT Multi-Asset Inflation and SIMT High Yield, were the primary detractors from the Fund’s absolute return. As noted in the enclosed shareholder letter, falling oil and other commodity prices, along with a sharply stronger U.S. dollar, took a toll on inflation-sensitive assets and investment strategies as well as energy companies’ and emerging-market debt and equity securities. These factors, in concert with concerns over slowing global growth (especially in China), created significant headwinds for the SIMT Multi- Asset Accumulation Fund. The SIT International Equity Fund was the top contributor, assisted by improving growth outlooks in key developed markets outside of the U.S.

A tactical position in the U.S. dollar against the euro, which was exited in the first half of the year, had a positive impact on returns.

The primary detractors from benchmark-relative returns were the Fund’s allocations to the SIMT Multi-

Asset Accumulation, SIT Emerging Markets Equity, SIT Emerging Markets Debt, SIMT Multi-Asset Inflation Managed, SIMT High Yield and SIMT Large Cap Funds. As noted in the enclosed shareholder letter, inflation-sensitive and emerging-market assets performed rather poorly in 2015 on growth- and energy-related concerns, and the SIMT Large Cap Fund lagged the S&P 500 Index. The primary contributor to relative returns was the SIT International Equity Fund, which gained over the full year from an improving outlook in key developed economies outside of the U.S.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although performance trailed that of the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized Inception to Date
VP Market Growth Strategy Fund, Class II	-3.43%	1.75%
VP Market Growth Strategy Fund, Class III	-3.67%	1.45%
S&P 500 Index	1.38%	11.03%
Barclays US Aggregate Index	0.55%	2.92%
MSCI EAFE Index	-0.81%	-0.58%

14	SEI Insurance Products Trust / Annual Report / December 31, 2015

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

December 31, 2015

VP Market Growth Strategy Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the VP Market Growth Strategy, Class II and Class III, versus the S&P 500 Index, the Barclays US Aggregate Index and the MSCI EAFE Index.

1	For the period ended December 31, 2015. Past performance is no indication of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Insurance Products Trust / Annual Report / December 31, 2015	15

SCHEDULE OF INVESTMENTS

December 31, 2015

VP Defensive Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.2%

FIXED INCOME FUNDS — 44.1%
SEI Daily Income Trust Short-Duration Government Fund, Class Y	31,850	$332
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class Y	4,126	38
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	5,863	39
SEI Institutional Managed Trust Real Return Fund, Class Y *	7,769	77
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	7,525	76

Total Fixed Income Funds (Cost $569) ($ Thousands)		562

MULTI-ASSET FUNDS — 30.0%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	25,636	255
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	6,359	64
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	7,483	64

Total Multi-Asset Funds (Cost $393) ($ Thousands)		383

EQUITY FUNDS — 6.1%
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	3,625	39
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	2,445	39

Total Equity Funds (Cost $79) ($ Thousands)		78

MONEY MARKET FUND (A) — 20.0%
SEI Liquid Asset Trust Prime Obligation Fund, Class A, 0.010%	255,333	255

Total Money Market Fund (Cost $255) ($ Thousands)		255

Total Investments — 100.2% (Cost $1,296) ($ Thousands)		$1,278

Percentages are based on Net Assets of $1,276 ($ Thousands).

A list of open forward foreign currency contracts held by the Fund at December 31, 2015 is as follows:

Settlement Date	Currency to Deliver ($ Thousands)		Currency To Receive ($ Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)

01/29/16	EUR	6	USD	6	$—

					$—

A list of the counterparties for the open forward foreign currency contracts held by the Fund at December 31, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

Brown Brothers Harriman	$(6)	$6	$—

			$—

For the year ended December 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

*	Non-income producing fund
(A)	Rate shown is the 7-day effective yield as of December 31, 2015.

EUR — Euro

USD — U.S. Dollar

The following is a list of the inputs used as of December 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$1,278	$—	$—	$1,278

Total Investments in Securities	$1,278	$—	$—	$1,278

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Contracts - appreciation **	$—	$—	$—	$—
Forward Contracts - depreciation **	—	—	—	—

Total Other Financial Instruments	$—	$—	$—	$—

**	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

As of December 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

16	SEI Insurance Products Trust / Annual Report / December 31, 2015

SCHEDULE OF INVESTMENTS

December 31, 2015

VP Defensive Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the year ended December 31, 2015 ($ Thousands):

Security Description	Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2015	Dividend Income
SEI Daily Income Trust Short-Duration Government Fund, Class Y	$133	$395	$(193)	$(1)	$(2)	$332	$2
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class Y	18	45	(25)	—	—	38	—
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	24	28	(52)	—	—	—	—
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	18	50	(25)	(1)	(3)	39	2
SEI Institutional Managed Trust Real Return Fund, Class Y	36	91	(50)	(1)	1	77	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	36	94	(52)	—	(2)	76	1
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	121	304	(165)	(3)	(2)	255	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	30	78	(41)	—	(3)	64	3
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	30	79	(41)	(4)	—	64	—
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	18	49	(26)	(2)	—	39	2
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	18	49	(28)	1	(1)	39	1
SEI Liquid Asset Trust Prime Obligation Fund, Class Y	121	301	(167)	—	—	255	—

Totals	$603	$1,563	$(865)	$(11)	$(12)	$1,278	$11

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2015	17

SCHEDULE OF INVESTMENTS

December 31, 2015

VP Conservative Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.1%

FIXED INCOME FUNDS — 43.1%
SEI Daily Income Trust Short-Duration Government Fund, Class Y	131,574	$1,371
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class Y	56,870	528
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	24,135	210
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	43,124	317
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	96,570	636
SEI Institutional Managed Trust Real Return Fund, Class Y *	64,197	634
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	83,060	844

Total Fixed Income Funds (Cost $4,664) ($ Thousands)		4,540

MULTI-ASSET FUNDS — 30.0%
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	158,871	1,582
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	73,283	738
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	98,804	845

Total Multi-Asset Funds (Cost $3,269) ($ Thousands)		3,165

EQUITY FUNDS — 17.0%
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	88,996	950
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	53,120	840

Total Equity Funds (Cost $1,849) ($ Thousands)		1,790

Description	Shares	Market Value ($ Thousands)

MONEY MARKET FUND (A) — 10.0%
SEI Liquid Asset Trust Prime Obligation Fund, Class A, 0.010%	1,054,818	$1,055

Total Money Market Fund (Cost $1,055) ($ Thousands)		1,055

Total Investments — 100.1% (Cost $10,837) ($ Thousands)		$10,550

Percentages are based on Net Assets of $10,537 ($ Thousands).

A list of open forward foreign currency contracts held by the Fund at December 31, 2015, is as follows:

Settlement Date	Currency to Deliver ($ Thousands)		Currency To Receive ($ Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)

01/29/16	EUR	48	USD	53	$—

					$—

A list of the counterparties for the open forward foreign currency contracts held by the Fund at December 31,2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

Brown Brothers Harriman	$(53)	$53	$—

			$—

For the year ended December 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

*	Non-income producing fund
(A)	Rate shown is the 7-day effective yield as of December 31, 2015.

EUR — Euro

USD — U.S. Dollar

18	SEI Insurance Products Trust / Annual Report / December 31, 2015

SCHEDULE OF INVESTMENTS

December 31, 2015

VP Conservative Strategy Fund (Concluded)

The following is a list of the inputs used as of December 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$10,550	$—	$—	$10,550

Total Investments in Securities	$10,550	$—	$—	$10,550

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Contracts - appreciation **	$—	$—	$—	$—
Forward Contracts - depreciation **	$—	$—	$—	$—

Total Other Financial Instruments	$—	$—	$—	$—

**	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

As of December 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2015 ($ Thousands):

	Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2015	Dividend Income
SEI Daily Income Trust Short-Duration Government Fund, Class Y	$350	$1,290	$(260)	$(1)	$(8)	$1,371	$6
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class Y	292	382	(143)	(1)	(2)	528	4
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	116	175	(65)	(7)	(9)	210	1
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	583	477	(734)	(10)	1	317	12
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	351	531	(176)	(13)	(57)	636	28
SEI Institutional Managed Trust Real Return Fund, Class Y	350	459	(171)	(4)	—	634	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	468	640	(244)	(2)	(18)	844	14
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	873	1,162	(431)	(4)	(18)	1,582	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	408	569	(202)	(3)	(34)	738	30
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	464	640	(222)	(14)	(23)	845	6
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	518	800	(348)	(4)	(16)	950	48
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	459	744	(322)	(8)	(33)	840	12
SEI Liquid Asset Trust Prime Obligation Fund, Class Y	583	755	(283)	—	—	1,055	—

Totals	$5,815	$8,624	$(3,601)	$(71)	$(217)	$10,550	$161

Amounts designated as “—” are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2015	19

SCHEDULE OF INVESTMENTS

December 31, 2015

VP Moderate Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.1%

FIXED INCOME FUNDS — 38.1%
SEI Daily Income Trust
Short-Duration Government Fund, Class Y	75,685	$789
SEI Institutional International Trust
Emerging Markets Debt Fund, Class Y	45,078	393
SEI Institutional Managed Trust
Enhanced Income Fund, Class Y	40,303	296
SEI Institutional Managed Trust
High Yield Bond Fund, Class Y	120,186	792
SEI Institutional Managed Trust
Real Return Fund, Class Y *	60,003	592
SEI Institutional Managed Trust
U.S. Fixed Income Fund, Class Y	87,416	888

Total Fixed Income Funds (Cost $3,920) ($ Thousands)		3,750

MULTI-ASSET FUNDS — 35.1%
SEI Institutional International Trust
Multi-Asset Accumulation Fund, Class Y	107,542	981
SEI Institutional Managed Trust
Multi-Asset Capital Stability Fund, Class Y	98,987	986
SEI Institutional Managed Trust
Multi-Asset Income Fund, Class Y	48,907	493
SEI Institutional Managed Trust
Multi-Asset Inflation Managed Fund, Class Y	115,362	986

Total Multi-Asset Funds
(Cost $3,664) ($ Thousands)		3,446

EQUITY FUNDS — 26.9%
SEI Institutional Managed Trust
Global Managed Volatility Fund, Class Y	128,651	1,373
SEI Institutional Managed Trust
Large Cap Fund, Class Y	24,380	293
SEI Institutional Managed Trust
U.S. Managed Volatility Fund, Class Y	61,719	976

Total Equity Funds (Cost $2,793) ($ Thousands)		2,642

Total Investments – 100.1% (Cost $10,377) ($ Thousands)		$9,838

Percentages are based on Net Assets of $9,826 ($ Thousands).

A list of the open forward foreign currency contracts held by the Fund at December 31, 2015, is as follows:

Settlement Date	Currency to Deliver ($ Thousands)		Currency To Receive ($ Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)

01/29/16	EUR	79	USD	86	$1

					$1

A list of the counterparties for the open forward foreign currency contracts held by the Fund at December 31, 2015, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)

Brown Brothers Harriman	$(85)	$86	$1

			$1

For the year ended December 31, 2015, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

*	Non-income producing fund

EUR — Euro

USD — U.S. Dollar

The following is a list of the inputs used as of December 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$9,838	$—	$—	$9,838

Total Investments in Securities	$9,838	$—	$—	$9,838

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Contracts - appreciation **	$—	$1	$—	$1
Forward Contracts - depreciation **	—	—	—	—

Total Other Financial Instruments	$—	$1	$—	$1

**	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

As of December 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

20	SEI Insurance Products Trust / Annual Report / December 31, 2015

SCHEDULE OF INVESTMENTS

December 31, 2015

VP Moderate Strategy Fund (Concluded)

The following is summary of the transactions with affiliates for the year ended December 31, 2015 ($ Thousands):

Security Description	Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2015	Dividend Income
SEI Daily Income Trust Short-Duration Government Fund, Class Y	$221	$648	$(75)	$(1)	$(4)	$789	$3
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	222	253	(49)	(7)	(26)	393	2
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	386	310	(393)	(5)	(2)	296	9
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	444	538	(106)	(8)	(76)	792	36
SEI Institutional Managed Trust Real Return Fund, Class Y	330	347	(82)	(2)	(1)	592	—
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	498	549	(138)	(2)	(19)	888	15
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	552	662	(138)	(16)	(79)	981	—
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	551	585	(135)	(3)	(12)	986	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	276	307	(64)	(2)	(24)	493	20
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	546	591	(107)	(8)	(36)	986	7
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	776	929	(301)	(9)	(22)	1,373	70
SEI Institutional Managed Trust Large Cap Fund, Class Y	167	287	(115)	(3)	(43)	293	3
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	555	699	(229)	(9)	(40)	976	14

Totals	$5,524	$6,705	$(1,932)	$(75)	$(384)	$9,838	$179

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2015	21

SCHEDULE OF INVESTMENTS

December 31, 2015

VP Market Plus Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.1%

EQUITY FUNDS — 56.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	36,708	$314
SEI Institutional International Trust International Equity Fund, Class Y	76,716	727
SEI Institutional Managed Trust Large Cap Fund, Class Y	101,208	1,218
SEI Institutional Managed Trust Small Cap Fund, Class Y	24,503	270

Total Equity Funds (Cost $2,795) ($ Thousands)		2,529

FIXED INCOME FUNDS — 24.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	41,309	360
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	37,392	362

Description	Shares	Market Value ($ Thousands)
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	55,113	$363

Total Fixed Income Funds (Cost $1,169) ($ Thousands)		1,085

MULTI-ASSET FUND — 19.9%
SEI Institutional International Trust Multi-Asset Accumulation Fund, Class Y	98,739	900

Total Multi-Asset Fund (Cost $1,007) ($ Thousands)		900

Total Investments — 100.1% (Cost $4,971) ($ Thousands)		$4,514

Percentages are based on Net Assets of $4,509 ($ Thousands).

The following is a list of the inputs used as of December 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$4,514	$—	$—	$4,514

Total Investments in Securities	$4,514	$—	$—	$4,514

As of December 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2015 ($ Thousands):

	Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2015	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$202	$212	$(57)	$(9)	$(34)	$314	$3
SEI Institutional International Trust International Equity Fund, Class Y	456	394	(120)	(7)	4	727	9
SEI Institutional Managed Trust Large Cap Fund, Class Y	1,000	1,128	(736)	(26)	(148)	1,218	12
SEI Institutional Managed Trust Small Cap Fund, Class Y	173	210	(77)	(3)	(33)	270	—
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	230	212	(51)	(6)	(25)	360	2
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	—	409	(38)	(2)	(7)	362	2
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	230	237	(68)	(2)	(34)	363	17
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	575	562	(151)	(14)	(72)	900	—

Totals	$2,866	$3,364	$(1,298)	$(69)	$(349)	$4,514	$45

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

22	SEI Insurance Products Trust / Annual Report / December 31, 2015

SCHEDULE OF INVESTMENTS

December 31, 2015

VP Balanced Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.1%

FIXED INCOME FUNDS — 41.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	45,085	$393
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	28,894	280
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	77,044	508
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	110,871	1,126

Total Fixed Income Funds (Cost $2,438) ($ Thousands)		2,307

MULTI-ASSET FUNDS — 33.1%
SEI Institutional International Trust Multi-Asset Accumulation Fund, Class Y	123,144	1,123
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	16,723	168
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	65,787	563

Total Multi-Asset Funds (Cost $2,039) ($ Thousands)		1,854

Description	Shares	Market Value ($ Thousands)

EQUITY FUNDS — 25.9%
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	19,721	$169
SEI Institutional International Trust International Equity Fund, Class Y	47,430	449
SEI Institutional Managed Trust Large Cap Fund, Class Y	55,616	669
SEI Institutional Managed Trust Small Cap Fund, Class Y	15,152	167

Total Equity Funds (Cost $1,629) ($ Thousands)		1,454

Total Investments — 100.1% (Cost $6,106) ($ Thousands)		$5,615

Percentages are based on Net Assets of $5,607 ($ Thousands).

The following is a list of the inputs used as of December 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$5,615	$—	$—	$5,615

Total Investments in Securities	$5,615	$—	$—	$5,615

As of December 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2015`, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2015 ($ Thousands):

Security Description	Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2015	Dividend Income
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$192	$306	$(71)	$(8)	$(26)	$393	$2
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	—	314	(27)	(1)	(6)	280	1
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	248	414	(95)	(6)	(53)	508	24
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	553	854	(249)	(3)	(29)	1,126	20
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	550	897	(198)	(16)	(110)	1,123	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	83	131	(37)	—	(9)	168	7
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	273	425	(108)	(7)	(20)	563	4
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	83	153	(42)	(6)	(19)	169	2
SEI Institutional International Trust International Equity Fund, Class Y	217	347	(109)	(4)	(2)	449	6
SEI Institutional Managed Trust Large Cap Fund, Class Y	463	860	(542)	(4)	(108)	669	7
SEI Institutional Managed Trust Small Cap Fund, Class Y	82	165	(56)	(1)	(23)	167	—

Totals	$2,744	$4,866	$(1,534)	$(56)	$(405)	$5,615	$73

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2015	23

SCHEDULE OF INVESTMENTS

December 31, 2015

VP Market Growth Strategy Fund

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 100.1%

EQUITY FUNDS — 38.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	60,859	$520
SEI Institutional International Trust International Equity Fund, Class Y	121,423	1,150
SEI Institutional Managed Trust Large Cap Fund, Class Y	156,509	1,883
SEI Institutional Managed Trust Small Cap Fund, Class Y	37,784	417

Total Equity Funds (Cost $4,493) ($ Thousands)		3,970

MULTI-ASSET FUNDS — 32.0%
SEI Institutional International Trust Multi-Asset Accumulation Fund, Class Y	229,294	2,091
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	20,839	210
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	122,697	1,049

Total Multi-Asset Funds (Cost $3,740) ($ Thousands)		3,350

Description	Shares	Market Value ($ Thousands)

FIXED INCOME FUNDS — 30.1%
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	84,003	$733
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	64,785	627
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	128,132	844
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	93,315	948

Total Fixed Income Funds (Cost $3,395) ($ Thousands)		3,152

Total Investments — 100.1% (Cost $11,628) ($ Thousands)		$10,472

Percentages are based on Net Assets of $10,457 ($ Thousands).

The following is a list of the inputs used as of December 31, 2015, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$10,472	$—	$—	$10,472

Total Investments in Securities	$10,472	$—	$—	$10,472

As of December 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. As of December 31, 2015, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended December 31, 2015 ($ Thousands):

Security Description	Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/2015	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$387	$298	$(76)	$(14)	$(75)	$520	$6
SEI Institutional International Trust International Equity Fund, Class Y	831	465	(135)	(8)	(3)	1,150	14
SEI Institutional Managed Trust Large Cap Fund, Class Y	1,844	1,624	(1,269)	(11)	(305)	1,883	22
SEI Institutional Managed Trust Small Cap Fund, Class Y	308	276	(104)	(2)	(61)	417	—
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	1,525	1,037	(228)	(26)	(217)	2,091	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	152	108	(38)	(1)	(11)	210	10
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	752	507	(156)	(12)	(42)	1,049	7
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	538	363	(93)	(14)	(61)	733	4
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	—	706	(60)	(2)	(17)	627	3
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	615	479	(147)	(9)	(94)	844	46
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	685	497	(206)	(4)	(24)	948	19

Totals	$7,637	$6,360	$(2,512)	$(103)	$(910)	$10,472	$131

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

24	SEI Insurance Products Trust / Annual Report / December 31, 2015

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STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

December 31, 2015

	VP Defensive Strategy Fund		VP Conservative Strategy Fund
Assets:
Investments in affiliated funds, at market value †	$1,278		$10,550
Receivable from administrator	2		15
Income distribution receivable from affiliated funds	1		7
Unrealized gain on forward foreign currency contracts	—		—

Total Assets	1,281		10,572

Liabilities:
Payable for investment securities purchased	1		6
Distribution fees payable	—		2
Investment advisory fees payable	—		1
Shareholder servicing fees payable	—		1
Chief Compliance Officers fees payable	—		1
Accrued expenses	4		24

Total Liabilities	5		35

Net Assets	$1,276		$10,537

† Cost of investments in affiliated funds	$1,296		$10,837

Net Assets:
Paid in Capital (unlimited authorization - no par value)	$1,301		$10,849
Undistributed net investment income	—		1
Accumulated net realized gain (loss) on investments	(7)		(26)
Net unrealized depreciation on investments	(18)		(287)

Net Assets	$1,276		$10,537

Net Asset Value, Offering and Redemption Price Per Share — Class II	$9.88		$9.99
	($1,058,598 ÷ 107,102 shares	)	($1,590,808 ÷ 159,305 shares	)

Net Asset Value, Offering and Redemption Price Per Share — Class III	$9.87		$9.97
	($217,572 ÷ 22,038 shares	)	($8,946,527 ÷ 897,251 shares	)

(1)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

26	SEI Insurance Products Trust / Annual Report / December 31, 2015

VP Moderate Strategy Fund		VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund

$9,838		$4,514		$5,615		$10,472
12		6		7		13
6		2		5		6
1		—		—		—

9,857		4,522		5,627		10,491

6		2		5		6
2		1		1		2
1		—		—		1
2		1		1		2
1		—		—		1
19		9		13		22

31		13		20		34

$9,826		$4,509		$5,607		$10,457

$10,377		$4,971		$6,106		$11,628

$10,323		$4,831		$6,019		$11,352
11		12		9		34
31		123		70		227
(539)		(457)		(491)		(1,156)

$9,826		$4,509		$5,607		$10,457

$9.93		$9.88		$9.75		$9.74
($1,495,124 ÷ 150,616 shares	)	($1,449,403 ÷ 146,677 shares	)	($215,041 ÷ 22,064 shares	)	($2,678,878 ÷ 275,101 shares	)

$9.91		$9.87		$9.74		$9.72
($8,331,353 ÷ 840,635 shares	)	($3,059,232 ÷ 309,836 shares	)	($5,392,137 ÷ 553,652 shares	)	($7,778,312 ÷ 800,641 shares	)

SEI Insurance Products Trust / Annual Report / December 31, 2015	27

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended December 31, 2015

	VP Defensive Strategy Fund	VP Conservative Strategy Fund
Investment Income:
Income distributions from affiliated funds	$11	$161

Expenses:
Shareholder servicing fees — Class II	2	3
Shareholder servicing fees — Class III	1	17
Administration fees	2	16
Investment advisory fees	1	8
Distribution fees — Class III	1	20
Chief Compliance Officer fees	—	1
Professional fees	3	33
Printing fees	3	28
Custodian/Wire Agent fees	—	7
Other expenses	—	3

Total Expenses	13	136

Less:
Reimbursement from administrator	(9)	(79)
Waiver of shareholder servicing fees — Class II	(1)	(1)
Waiver of shareholder servicing fees — Class III	—	(6)
Waiver of distribution fees — Class III	—	(3)

Net Expenses	3	47

Net Investment Income	8	114

Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized loss from sales of affiliated funds	(11)	(71)
Net realized gain on foreign currency transactions	—	2
Capital gain distributions received from affiliated funds	8	90
Net change in unrealized depreciation from affiliated funds	(12)	(217)
Net change in unrealized depreciation on foreign currency translation	—	—

Net Realized and Unrealized Loss from Affiliated Funds	(15)	(196)

Net Decrease in Net Assets Resulting from Operations	$(7)	$(82)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

28	SEI Insurance Products Trust / Annual Report / December 31, 2015

VP Moderate Strategy Fund	VP Market Plus Strategy Fund	VP Balanced Strategy Fund	VP Market Growth Strategy Fund

$179	$45	$73	$131

4	2	1	7
15	7	10	17
15	7	9	19
7	4	4	10
18	8	12	21
1	1	1	1
31	15	18	39
27	13	17	36
7	3	4	9
4	1	3	4

129	61	79	163

(74)	(37)	(44)	(97)
—	—	—	—
—	—	—	(1)
(3)	(1)	(2)	(3)

52	23	33	62

127	22	40	69

(75)	(69)	(56)	(103)
12	11	9	30
155	215	170	419
(384)	(349)	(405)	(910)
—	(1)	—	(2)

(292)	(193)	(282)	(566)

$(165)	$(171)	$(242)	$(497)

SEI Insurance Products Trust / Annual Report / December 31, 2015	29

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended December 31,

	VP Defensive Strategy Fund		VP Conservative Strategy Fund
	2015	2014	2015	2014
Operations:
Net investment income	$8	$3	$114	$57
Net realized gain (loss) from sales of affiliated funds	(11)	1	(71)	(14)
Net realized gain on foreign currency transactions	—	—	2	5
Capital gain distributions received from affiliated funds	8	5	90	96
Net change in unrealized depreciation from affiliated funds	(12)	(6)	(217)	(69)
Net change in unrealized appreciation (depreciation) on foreign currency translation	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(7)	3	(82)	75

Dividends and Distributions From:
Net Investment Income:
Class II	(10)	(5)	(24)	(12)
Class III	(2)	(1)	(125)	(85)
Net Realized Gains:
Class II	(3)	—	(8)	—
Class III	(1)	—	(53)	(1)

Total Dividends and Distributions	(16)	(6)	(210)	(98)

Capital Share Transactions:[1]
Class II
Proceeds from shares issued	1,426	858	2,862	1,825
Reinvestment of dividends & distributions	13	5	32	12
Cost of shares redeemed	(818)	(456)	(1,868)	(1,297)

Increase (Decrease) in Net Assets Derived from Class II Transactions	621	407	1,026	540

Class III
Proceeds from shares issued	85	96	4,996	5,020
Reinvestment of dividends & distributions	3	1	178	86
Cost of shares redeemed	(12)	—	(1,183)	(263)

Increase in Net Assets Derived from Class III Transactions	76	97	3,991	4,843

Increase in Net Assets Derived From Capital Share Transactions	697	504	5,017	5,383

Net Increase in Net Assets	674	501	4,725	5,360

Net Assets:
Beginning of Year	602	101	5,812	452

End of Year	$1,276	$602	$10,537	$5,812

Undistributed (Distributions in Excess of) Net Investment Income Included in Net Assets at End of Year	$—	$—	$1	$—

(1)	For Capital Share Transactions see Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

30	SEI Insurance Products Trust / Annual Report / December 31, 2015

VP Moderate Strategy Fund		VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund
2015	2014	2015	2014	2015	2014	2015	2014

$127	$73	$22	$24	$40	$27	$69	$73
(75)	(6)	(69)	(7)	(56)	(9)	(103)	(31)
12	10	11	6	9	8	30	27
155	164	215	126	170	83	419	288
(384)	(147)	(349)	(111)	(405)	(86)	(910)	(243)
—	—	(1)	1	—	—	(2)	2

(165)	94	(171)	39	(242)	23	(497)	116

(32)	(32)	(14)	(16)	(5)	(10)	(38)	(60)
(142)	(115)	(27)	(54)	(75)	(57)	(91)	(139)

(25)	(1)	(17)	—	(4)	—	(50)	(1)
(77)	(6)	(67)	(3)	(44)	(1)	(136)	(5)

(276)	(154)	(125)	(73)	(128)	(68)	(315)	(205)

848	1,299	805	619	554	408	617	3,106
57	33	31	16	9	10	88	62
(553)	(120)	(6)	(3)	(693)	(90)	(226)	(780)

352	1,212	830	632	(130)	328	479	2,388

5,025	3,852	1,676	2,205	3,605	2,483	4,088	5,060
219	121	94	56	119	58	227	143
(849)	(45)	(659)	(417)	(359)	(207)	(1,160)	(435)

4,395	3,928	1,111	1,844	3,365	2,334	3,155	4,768

4,747	5,140	1,941	2,476	3,235	2,662	3,634	7,156

4,306	5,080	1,645	2,442	2,865	2,617	2,822	7,067

5,520	440	2,864	422	2,742	125	7,635	568

$9,826	$5,520	$4,509	$2,864	$5,607	$2,742	$10,457	$7,635

$11	$3	$12	$1	$9	$2	$34	$5

SEI Insurance Products Trust / Annual Report / December 31, 2015	31

FINANCIAL HIGHLIGHTS

For the years or period ended December 31, 2015

For Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate†
VP Defensive Strategy Fund
Class II
2015	$10.06	$0.10	$(0.13)	$(0.03)	$(0.10)	$(0.05)	$(0.15)	$9.88	(0.27)%	$1,059	0.29%	1.35%		0.96%		95%
2014	10.07	0.07	0.07	0.14	(0.15)	—	(0.15)	10.06	1.47	456	0.28	5.32	#	0.70		126
2013‡	10.00	0.03	0.04	0.07	—	—	—	10.07	0.70	51	0.35	60.48	#	1.32	#	12
Class III
2015	$10.05	$0.05	$(0.10)	$(0.05)	$(0.08)	$(0.05)	$(0.13)	$9.87	(0.50)%	$217	0.53%	1.59%		0.46%		95%
2014	10.06	0.09	0.02	0.11	(0.12)	—	(0.12)	10.05	1.17	146	0.53	14.02	#	0.90		126
2013‡	10.00	0.02	0.04	0.06	—	—	—	10.06	0.60	50	0.60	60.73	#	1.07	#	12
VP Conservative Strategy Fund
Class II
2015	$10.27	$0.18	$(0.20)	$(0.02)	$(0.18)	$(0.08)	$(0.26)	$9.99	(0.26)%	$1,591	0.38%	1.51%		1.77%		46%
2014	10.14	0.15	0.19	0.34	(0.21)	—	(0.21)	10.27	3.40	614	0.25	3.12	#	1.43		40
2013‡	10.00	0.09	0.05	0.14	—	—	—	10.14	1.40	77	0.29	45.15	#	4.25	#	10
Class III
2015	$10.25	$0.14	$(0.19)	$(0.05)	$(0.15)	$(0.08)	$(0.23)	$9.97	(0.49)%	$8,946	0.63%	1.76%		1.40%		46%
2014	10.14	0.16	0.14	0.30	(0.19)	—	(0.19)	10.25	3.00	5,198	0.50	3.10	#	1.58		40
2013‡	10.00	0.16	(0.02)^	0.14	—	—	—	10.14	1.40	375	0.54	31.31	#	7.32	#	10
VP Moderate Strategy Fund
Class II
2015	$10.37	$0.15	$(0.25)	$(0.10)	$(0.21)	$(0.13)	$(0.34)	$9.93	(1.00)%	$1,495	0.48%	1.52%		1.48%		24%
2014	10.21	0.48	0.06	0.54	(0.36)	(0.02)	(0.38)	10.37	5.35	1,242	0.19	2.74	#	4.51		9
2013‡	10.00	0.05	0.16 ^	0.21	—	—	—	10.21	2.10	51	0.22	41.61	#	2.25	#	12
Class III
2015	$10.35	$0.19	$(0.31)	$(0.12)	$(0.19)	$(0.13)	$(0.32)	$9.91	(1.23)%	$8,331	0.73%	1.77%		1.80%		24%
2014	10.20	0.24	0.27	0.51	(0.34)	(0.02)	(0.36)	10.35	5.04	4,278	0.44	3.18	#	2.31		9
2013‡	10.00	0.23	(0.03)^	0.20	—	—	—	10.20	2.00	389	0.47	25.87	#	10.69	#	12

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	For the period October 15, 2013 (commencement of operations) through December 31, 2013 all ratios have been annualized.
#	Ratio reflects the impact of the low level of average net assets and timing of subscriptions.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

32	SEI Insurance Products Trust / Annual Report / December 31, 2015

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (Excluding Waivers)**		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate†
VP Market Plus Strategy Fund
Class II
2015	$10.61	$0.10	$(0.48)	$(0.38)	$(0.12)	$(0.23)	$(0.35)	$9.88	(3.59)%	$1,450	0.45%	1.57%		0.98%		31%
2014	10.49	0.72	(0.24)	0.48	(0.33)	(0.03)	(0.36)	10.61	4.60	677	0.09	3.10	#	6.69		42
2013‡	10.00	0.06	0.43	0.49	—	—	—	10.49	4.90	61	0.13	51.09	#	2.89	#	2
Class III
2015	$10.60	$0.05	$(0.46)	$(0.41)	$(0.09)	$(0.23)	$(0.32)	$9.87	(3.82)%	$3,059	0.70%	1.80%		0.51%		31%
2014	10.49	0.16	0.29	0.45	(0.31)	(0.03)	(0.34)	10.60	4.27	2,187	0.34	4.62	#	1.51		42
2013‡	10.00	0.07	0.42	0.49	—	—	—	10.49	4.90	361	0.38	47.50	#	3.42	#	2
VP Balanced Strategy Fund
Class II
2015	$10.35	$0.05	$(0.38)	$(0.33)	$(0.17)	$(0.10)	$(0.27)	$9.75	(3.20)%	$215	0.52%	1.48%		0.50%		31%
2014	10.25	0.19	0.23	0.42	(0.31)	(0.01)	(0.32)	10.35	4.12	370	0.11	3.70	#	1.79		24
2013‡	10.00	0.04	0.21	0.25	—	—	—	10.25	2.50	51	0.16	57.43	#	2.06	#	8
Class III
2015	$10.34	$0.10	$(0.45)	$(0.35)	$(0.15)	$(0.10)	$(0.25)	$9.74	(3.42)%	$5,392	0.77%	1.80%		0.93%		31%
2014	10.24	0.19	0.21	0.40	(0.29)	(0.01)	(0.30)	10.34	3.93	2,372	0.36	3.69	#	1.86		24
2013‡	10.00	0.04	0.20	0.24	—	—	—	10.24	2.40	74	0.41	58.08	#	1.94	#	8
VP Market Growth Strategy Fund
Class II
2015	$10.43	$0.09	$(0.45)	$(0.36)	$(0.14)	$(0.19)	$(0.33)	$9.74	(3.43)%	$2,679	0.47%	1.52%		0.85%		22%
2014	10.33	0.39	0.04	0.43	(0.32)	(0.01)	(0.33)	10.43	4.16	2,405	0.11	2.71	#	3.64		26
2013‡	10.00	0.01	0.32	0.33	—	—	—	10.33	3.30	67	0.14	37.21	#	0.60	#	1
Class III
2015	$10.41	$0.07	$(0.45)	$(0.38)	$(0.12)	$(0.19)	$(0.31)	$9.72	(3.67)%	$7,778	0.72%	1.77%		0.66%		22%
2014	10.32	0.12	0.28	0.40	(0.30)	(0.01)	(0.31)	10.41	3.85	5,230	0.36	2.98	#	1.14		26
2013‡	10.00	0.08	0.24	0.32	—	—	—	10.32	3.20	501	0.39	28.77	#	3.95	#	1

The accompanying notes are an integral part of the financial statements.

SEI Insurance Products Trust / Annual Report / December 31, 2015	33

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1. ORGANIZATION

SEI Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust under a certificate of trust dated June 21, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (“19 Act”), as an open-end investment company with six funds: VP Defensive Strategy Fund; VP Conservative Strategy Fund; VP Moderate Strategy Fund; VP Market Plus Strategy Fund; VP Balanced Strategy Fund; and VP Market Growth Strategy Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in shares of certain underlying affiliated investment companies (the “Underlying SEI Funds”), which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, and SEI Liquid Asset Trust. The Certificate of Trust permits the Trust to offer Class II and Class III shares in each Fund. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

On January 16, 2015, the Funds, except the SDIT Ultra Short Duration Fund, exchanged Class A Shares of the Underlying SEI Funds for Class Y Shares of the Underlying SEI Funds. On August 31, 2015, the SDIT Ultra Short Duration Fund exchanged Class A Shares of the Underlying SEI Fund for Class Y Shares of the underlying SEI Fund. These share class exchanges had no impact on the Fund’s operations or investment policy.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) on the accrual basis of accounting. The Trustee has reviewed Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies Accounting Standards Codification (“ASC 946”), and concluded that the Fund meets the criteria of an “investment company,” and therefore, the Fund prepares its financial statements in accordance with investment company accounting as outlined in ASC 946.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended December 31, 2015, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized

34	SEI Insurance Products Trust / Annual Report / December 31, 2015

on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded in the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts—To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of December 31, 2015, if applicable.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

Pursuant to Rule 12b-1 under the Investment Company Act, the Funds have adopted a distribution and shareholder services plan with respect to Class III Shares that allows Class III Shares to pay fees to service providers to compensate them for distribution services or shareholder services with respect to Class III Shares.

In addition, the Funds have adopted a shareholder services plan (the “Service Plan”) with respect to Class II and III Shares that allows such Shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such Shares.

The Funds’ Distribution Agreement with SEI Investments Distribution Co (“SIDCo”). provides that distribution fees and shareholder service fees will be paid to SIDCo., which may then be used by SIDCo. to compensate insurance companies and other financial intermediaries for providing distribution or shareholder services with respect to Class II and III Shares as applicable.

Effective April 30, 2015, the Funds’ administrator and/ or its affiliates have contractually agreed to waive fees or reimburse expenses for each Fund until April 30, 2016, in order to keep total fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business) from exceeding the levels specified in the table below. These contractual waivers and reimbursements will only apply if a Fund’s total operating costs exceed the applicable thresholds and will not affect the Fund’s total operating costs if they are less than the applicable

SEI Insurance Products Trust / Annual Report / December 31, 2015	35

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

thresholds. In other words, shareholders will pay the lower of a Fund’s actual total fund operating expenses or total fund operating expenses after contractual waivers and expense reimbursements. The contractual waiver and expense reimbursement are limited to the Fund’s direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (“AFFE”). The agreement may be amended or terminated only with the consent of the Board of Trustees.

The Funds’ adviser, the Funds’ administrator and/ or the Funds’ distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at the levels specified in the table below. The voluntary waivers of the Funds’ adviser, Funds’ administrator and Funds distributor are limited to the Funds’ direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE, if any. The Funds’ adviser, the Funds’ administrator and/or the Funds’ distributor may discontinue all or part of these waivers at any time.

The Adviser, Administrator and Distributor for the Trust serve in the same capacity for the underlying affiliated investment companies.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Administration Fees	Shareholder Servicing Fees	Distribution Fees*	Voluntary Expense Limitations	Contractual Expense Limitations
VP Defensive Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.50%	0.55%
Class III	0.10%	0.20%	0.25%	0.30%	0.75%	0.80%
VP Conservative Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.51%	0.55%
Class III	0.10%	0.20%	0.25%	0.30%	0.76%	0.80%
VP Moderate Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.54%	0.60%
Class III	0.10%	0.20%	0.25%	0.30%	0.79%	0.85%
VP Market Plus Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.54%	0.60%
Class III	0.10%	0.20%	0.25%	0.30%	0.79%	0.85%
VP Balanced Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.56%	0.60%
Class III	0.10%	0.20%	0.25%	0.30%	0.81%	0.85%
VP Market Growth Strategy Fund
Class II	0.10%	0.20%	0.25%	—	0.55%	0.60%
Class III	0.10%	0.20%	0.25%	0.30%	0.80%	0.85%

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

Interfund Lending — The Securities and Exchange Commission (“SEC”) has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for shortterm borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

As of and for the year ended December 31, 2015, the Trust did not participate in the Program.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Adviser, the Administrator and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Adviser or the Administrator pays compensation of officers and affiliated Trustees.

36	SEI Insurance Products Trust / Annual Report / December 31, 2015

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations.

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

	VP Defensive Strategy Fund		VP Conservative Strategy Fund		VP Moderate Strategy Fund
	2015	2014	2015	2014	2015	2014
Shares Issued and Redeemed:
Class II:
Shares issued	143	84	279	176	80	123
Shares issued in lieu of cash distributions	1	1	3	1	6	3
Shares redeemed	(82)	(45)	(183)	(125)	(55)	(11)

Total Class II Transactions	62	40	99	52	31	115

Class III:
Shares issued	9	10	487	487	488	367
Shares issued in lieu of cash distributions	—	—	18	8	22	12
Shares redeemed	(1)	—	(115)	(25)	(83)	(4)

Total Class III Transactions	8	10	390	470	427	375

Increase in Capital Shares	70	50	489	522	458	490

	VP Market Plus Strategy Fund		VP Balanced Strategy Fund		VP Market Growth Strategy Fund
	2015	2014	2015	2014	2015	2014
Shares Issued and Redeemed:
Class II:
Shares issued	81	56	52	38	57	292
Shares issued in lieu of cash distributions	3	2	1	1	9	6
Shares redeemed	(1)	—	(67)	(8)	(22)	(73)

Total Class II Transactions	83	58	(14)	31	44	225

Class III:
Shares issued	157	205	347	236	389	481
Shares issued in lieu of cash distributions	9	6	12	6	23	14
Shares redeemed	(62)	(39)	(34)	(20)	(114)	(41)

Total Class III Transactions	104	172	325	222	298	454

Increase in Capital Shares	187	230	311	253	342	679

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities other than short-term securities, during the year ended December 31, 2015, were as follows ($ Thousands):

Total
VP Defensive Strategy Fund
Purchases	$1,259
Sales	696
VP Conservative Strategy Fund
Purchases	7,814
Sales	3,264
VP Moderate Strategy Fund
Purchases	6,595
Sales	1,822

Total
VP Market Plus Strategy Fund
Purchases	$3,169
Sales	1,102
VP Balanced Strategy Fund
Purchases	4,735
Sales	1,403
VP Market Growth Strategy Fund
Purchases	6,000
Sales	2,152

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

SEI Insurance Products Trust / Annual Report / December 31, 2015	37

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2015

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or undistributed net investment income (loss), as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the years December 31, 2015 and December 31, 2014 were as follows ($ Thousands):

	Ordinary Income		Long- Term Capital Gain		Totals
	2015	2014	2015	2014	2015	2014
VP Defensive Strategy Fund	$12	$6	$4	$—	$16	$6
VP Conservative Strategy Fund	$149	$97	$61	$2	$210	$99
VP Moderate Strategy Fund	$174	$149	$102	$6	$276	$155
VP Market Plus Strategy Fund	$41	$70	$84	$3	$125	$73
VP Balanced Strategy Fund	$80	$67	$48	$1	$128	$68
VP Market Growth Strategy Fund	$135	$200	$180	$5	$315	$205

Accordingly, the following permanent differences, primarily attributable to the re-classification of short-term capital gains received from affiliated funds and foreign exchange gain/loss have been reclassified to/ from the following accounts as of December 31, 2015 ($ Thousands):

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in- Capital
VP Defensive Strategy Fund	$4	$(4)	$—
VP Conservative Strategy Fund	$36	$(36)	$—
VP Moderate Strategy Fund	$55	$(55)	$—
VP Market Plus Strategy Fund	$30	$(30)	$—
VP Balanced Strategy Fund	$47	$(47)	$—
VP Market Growth Strategy Fund	$89	$(89)	$—

These reclassifications have no impact on net assets or net asset value per share.

As of December 31, 2015, the components of Accumulated Losses on a tax basis were as follows ($ Thousands):

	Un- distributed Ordinary Income	Un- distributed Long- Term Capital Gain	Unrealized (Depreciation)	Total Accu- mulated Losses
VP Defensive Strategy Fund	$—	$1	$(26)	$(25)
VP Conservative Strategy Fund	$2	$34	$(348)	$(312)
VP Moderate Strategy Fund	$12	$97	$(606)	$(497)
VP Market Plus Strategy Fund	$12	$182	$(516)	$(322)
VP Balanced Strategy Fund	$10	$124	$(546)	$(412)
VP Market Growth Strategy Fund	$34	$329	$(1,258)	$(895)

Amounts designated as “—” are $0 or have been rounded to $0.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. The Funds did not incur any carry forward capital losses during the year ended December 31, 2015.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at December 31, 2015, were as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
VP Defensive Strategy Fund	$1,304	$—	$(26)	$(26)
VP Conservative Strategy Fund	10,898	3	(351)	(348)
VP Moderate Strategy Fund	10,444	2	(608)	(606)
VP Market Plus Strategy Fund	5,030	8	(524)	(516)
VP Balanced Strategy Fund	6,161	5	(551)	(546)
VP Market Growth Strategy Fund	11,730	7	(1,265)	(1,258)

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is

38	SEI Insurance Products Trust / Annual Report / December 31, 2015

NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2015

dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

In the normal course of business, the Funds invest in underlying funds that are comprised of fixed income and equity securities in specific industries, and therefore, the Funds may be affected by events in these industries. Each Funds’ prospectus provides a description of concentration and risk associated with the different investments in the underlying affiliated investment companies.

9. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. No further disclosures and/or adjustments were required to the financial statements through the date of issuance.

SEI Insurance Products Trust / Annual Report / December 31, 2015	39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

SEI Insurance Products Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Insurance Products Trust, comprised of the VP Defensive Strategy Fund, VP Conservative Strategy Fund, VP Moderate Strategy Fund, VP Market Plus Strategy Fund, VP Balanced Strategy Fund and VP Market Growth Strategy Fund (collectively the “Funds”), as of December 31, 2015, and the related statements of operations for the year then ended, changes in net assets for the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent of the underlying funds and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Insurance Products Trust as of December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 19, 2016

40	SEI Insurance Products Trust / Semi-Annual Report / December 31, 2015

TRUSTEES AND OFFICERS OF THE TRUST

The following chart lists Trustees and Officers as of December 31, 2015.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, KP Funds, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., and SEI Asset Korea Co., Ltd.

TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Insurance Products Trust / Annual Report / December 31, 2015	41

TRUSTEES AND OFFICERS OF THE TRUST

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.

James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.

Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds

Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2015	Independent Consultant to SEI Institutional Managed Trust, Institutional International Trust and SEI Liquid Asset Allocation Trust. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust. (2014-Present); Partner, Ernst & Young LLP from 1997-2015; Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015; and America Director of Asset Management, Ernst & Young LLP from 2006-2013.	72	N/A

OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A

Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Global Funds Services (March 2007 to February 2015).	N/A	N/A

42	SEI Insurance Products Trust / Annual Report / December 31, 2015

TRUSTEES AND OFFICERS OF THE TRUST

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
OFFICERS (continued)
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013. Chief Compliance Officer of SEI Catholic Values Trust since 2015.	N/A	N/A

Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A

Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A

David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008	N/A	N/A

Stephen G. MacRae One Freedom V alley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A

Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.	N/A	N/A

1	There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Insurance Products Trust / Annual Report / December 31, 2015	43

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2015

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2015 to December 31, 2015. The expense examples do not reflect expenses and charges which are, or may be imposed, under the investor’s variable contract issued by an insurance company.

The table on this page illustrates your fund’s costs in two ways:

•	Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•	Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratios	Expenses Paid During Period*
VP Defensive Strategy Fund
Actual Fund Return
Class II	$1,000.00	$990.00	0.42%	$2.11
Class III	1,000.00	988.20	0.67	3.36
Hypothetical 5% Return
Class II	$1,000.00	$1,023.09	0.42%	$2.14
Class III	1,000.00	1,021.83	0.67	3.42

VP Conservative Strategy Fund
Actual Fund Return
Class II	$1,000.00	$985.40	0.43%	$2.15
Class III	1,000.00	984.60	0.68	3.40
Hypothetical 5% Return
Class II	$1,000.00	$1,023.04	0.43%	$2.19
Class III	1,000.00	1,021.78	0.68	3.47

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratios	Expenses Paid During Period*
VP Moderate Strategy Fund
Actual Fund Return
Class II	$1,000.00	$974.60	0.54%	$2.68
Class III	1,000.00	972.90	0.79	3.93
Hypothetical 5% Return
Class II	$1,000.00	$1,022.49	0.54%	$2.75
Class III	1,000.00	1,021.22	0.79	4.03

VP Market Plus Strategy Fund
Actual Fund Return
Class II	$1,000.00	$936.20	0.54%	$2.64
Class III	1,000.00	934.40	0.79	3.85
Hypothetical 5% Return
Class II	$1,000.00	$1,022.48	0.54%	$2.76
Class III	1,000.00	1,021.22	0.79	4.02

44	SEI Insurance Products Trust / Annual Report / December 31, 2015

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2015

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Annualized Expense Ratios	Expenses Paid During Period*
VP Balanced Strategy Fund
Actual Fund Return
Class II	$1,000.00	$949.60	0.56%	$2.74
Class III	1,000.00	948.70	0.81	3.98
Hypothetical 5% Return
Class II	$1,000.00	$1,022.39	0.56%	$2.85
Class III	1,000.00	1,021.12	0.81	4.13

VP Market Growth Strategy Fund
Actual Fund Return
Class II	$1,000.00	$943.10	0.55%	$2.69
Class III	1,000.00	942.20	0.80	3.92
Hypothetical 5% Return
Class II	$1,000.00	$1,022.43	0.55%	$2.80
Class III	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SEI Insurance Products Trust / Annual Report / December 31, 2015	45

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

SEI Insurance Products Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by a Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Advisory Agreement must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approval, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds a meeting each year to consider whether to renew the existing Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Lipper, an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance for the year ended December 31, 2014 compared with peer groups of mutual funds prepared by Lipper and the Funds’ benchmark indices.

At the March 24-25, 2015 meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance

46	SEI Insurance Products Trust / Annual Report / December 31, 2015

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Lipper, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Lipper Report”). The Lipper Report included metrics on net total return for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Lipper Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates contractual and voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for their distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Insurance Products Trust / Annual Report / December 31, 2015	47

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a December 31, 2015, taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2015, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended December 31, 2015, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
VP Defensive Strategy Fund	23.97%	76.03%	100.00%	14.27%
VP Conservative Strategy Fund	29.08%	70.92%	100.00%	18.27%
VP Moderate Strategy Fund	37.03%	62.97%	100.00%	19.69%
VP Market Plus Strategy Fund	67.14%	32.86%	100.00%	37.27%
VP Balanced Strategy Fund	37.94%	62.06%	100.00%	17.16%
VP Market Growth Strategy Fund	57.29%	42.71%	100.00%	26.95%

	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
VP Defensive Strategy Fund	18.55%	3.20%	0.00%	100.00%
VP Conservative Strategy Fund	24.64%	0.17%	0.00%	0.00%
VP Moderate Strategy Fund	27.93%	1.70%	0.00%	0.00%
VP Market Plus Strategy Fund	47.60%	0.00%	0.00%	0.00%
VP Balanced Strategy Fund	20.79%	2.80%	0.00%	0.00%
VP Market Growth Strategy Fund	33.91%	2.16%	0.00%	100.00%

Items (A), (B) are based on the percentage of each Fund’s total distribution.

(1)	The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

48	SEI Insurance Products Trust / Annual Report / December 31, 2015

SEI INSURANCE PRODUCTS TRUST ANNUAL REPORT

December 31, 2015

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive P.O. Box 1100

Oaks, PA 19456

SEI-F-025 (12/15)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2015 and 2014 as follows:

		Fiscal Year 2015			Fiscal Year 2014
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,000	$0	N/A	$60,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$240,350	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g)(1) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2015	Fiscal 2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2015 and 2014 were $240,350 and $240,350, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3d(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Insurance Products Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher, CEO and President

Date: March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A Nesher
Robert A. Nesher, CEO and President

Date: March 2, 2016

By:	/s/ Arthur Ramanjulu
Arthur Ramanjulu, Controller & CFO

Date: March 2, 2016